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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      March 18, 1998
                                                 -------------------------------


                            IXC Communications, Inc.
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             (Exact name of registrant as specified in its charter)


     Delaware                         0-20803                    74-2644120
-----------------                   ------------             -------------------
 (State or other                    (Commission              (I.R.S. Employer
  jurisdiction                      File Number)             Identification No.)
of incorporation)



            1122 Capital of Texas Highway South, Austin, Texas 78746
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code        (512) 328-1112
                                                   -----------------------------


                                 Not applicable
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         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

         Attached as Exhibit 99.1 is a press release issued by IXC Communications, Inc. dated March 18, 1998 which is hereby incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (C)       EXHIBITS

         99.1      Press release dated March 18, 1998




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 18, 1998

                                             IXC Communications, Inc.



                                             By: /s/ Jeffrey C. Smith
                                                 -------------------------------
                                                 Jeffrey C. Smith
                                                 Senior Vice President,
                                                 General Counsel and Secretary



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                                  EXHIBIT INDEX


Exhibit
Number         Description
-------        -----------

 99.1          Press release dated March 18, 1998